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

Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Jan 31, 2000
Current Due Period Ending                           Feb 29, 2000
Prior Distribution Date                             Feb 14, 2000
Distribution Date                                   Mar 14, 2000

Beginning Trust Principal Receivables           3,883,262,955.14
Average Principal Receivables                   3,883,045,875.41
FC&A Collections (Includes Recoveries)             65,131,529.09
Principal Collections                             117,198,410.85
Additional Balances                                48,756,508.59
Net Principal Collections                          68,441,902.26
Defaulted Amount                                   28,941,883.40
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,585,306.00

Beginning Participation Invested Amount           401,389,431.36
Beginning Participation Unpaid Principal          401,389,431.36
Balance
Ending Participation Invested Amount              391,322,895.04
Ending Participation Unpaid Principal Balance     391,322,895.04

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 401,389,431.36
Numerator for Fixed Allocation                    410,543,384.29
Denominator - Max(Sum of Numerators, Principal  3,883,045,875.41
Receivables)
Applicable Allocation Percentage                        10.3370%
Investor FC&A Collections                           6,732,629.04

Series Participation Interest Default Amount
Numerator for Floating Allocation                 401,389,431.36
Denominator - Max(Sum of Numerators, Principal  3,883,045,875.41
Receivables)
Floating Allocation Percentage                          10.3370%
Series Participation Interest Default Amount        2,991,714.88


Principal Allocation Components
Numerator for Floating Allocation                 401,389,431.36
Numerator for Fixed Allocation                    410,543,384.29
Denominator - Max(Sum of Numerators, Principal  3,883,045,875.41
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.9352%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          401,389,431.36
Principal Balance
(e) Actual days in the Interest Period                        29
Series Participation Monthly Interest, [a*d*e]      2,344,225.78

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,066,536.32
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,074,821.44
or e]
(b) prior to Accelerated Amort. Date or not         7,074,821.44
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.3370%
(d) Net Principal Collections                      68,441,902.26
(e) after Accelerated Amort Date or Early Amort    12,391,054.28
Period, [f*g]
(f) Fixed Allocation Percentage                         10.5727%
(g) Collections of Principal                      117,198,410.85

(h) Minimum Principal Amount, [Min(i,l)]            4,233,294.88
(i)  Floating Allocation Percentage of             12,114,768.92
Principal Collections
(j)  1.8% of the Series Participation Interest      7,225,009.76
Invested Amount
(k) Series Participation Interest Net Default       2,991,714.88
Payment Amount
(l)  the excess of (j) over (k)                     4,233,294.88

(m) Series Participation Interest Net Default       2,991,714.88
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,732,629.04
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,344,225.78
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,991,714.88
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  668,982.39
Excess [Sec. 4.11(a)(vi)]                             727,705.99

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                                 901,502,076.32

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Series 1996-2  Owner Trust Calculations
Due Period Ending   Feb 29, 2000
Payment Date        Mar 15, 2000



Calculation of Interest Expense


Index (LIBOR)         5.885000%

Accrual end date             Mar 15, 2000
accrual beginning date       Feb 15, 2000
days in Interest Period                29


               Class A-1    Class A-2   Class A-3    Class B   Certificates    Overcoll
                                                                                Amount
Beginning     208,636,974   43,295,470  56,273,996  40,916,836  18,062,524  34,203,631.54
Unpaid
Principal
Balance

Previously           0.00         0.00        0.00        0.00        0.00
unpaid
interest/yield

Spread to           0.17%        0.32%       0.42%       0.65%       1.00%
index

Rate            6.055000%    6.205000%   6.305000%   6.535000%   6.885000%
(capped at
13%, 15%,
15%, 15%,
16%)

Interest/Yield  1,017,656      216,411     285,817     215,399     100,179
Payable on
the Principal
Balance

Interest on          0.00         0.00        0.00        0.00        0.00
previously
unpaid
interest/yield

Interest/Yield  1,017,656      216,411     285,817     215,399     100,179
Due

Interest/Yield  1,017,656      216,411     285,817     215,399     100,179
Paid


SUMMARY


Beginning     208,636,974   43,295,470  56,273,996  40,916,836  18,062,524     34,203,632
Security
Balance

Beginning     208,636,974   43,295,470  56,273,996  40,916,836  18,062,524
Adjusted
Balance

Principal       5,232,692    1,085,817   1,411,308   1,026,163     452,994        941,185
Paid

Ending        203,404,283   42,209,653  54,862,687  39,890,673  17,609,530     33,346,069
Security
Balance

Ending        203,404,283   42,209,653  54,862,687  39,890,673  17,609,530
Adjusted
Balance

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Ending                                                             4.5000%
Certificate
Balance as %
Participation
InterestInvested
Amount

Targeted
Balance       203,487,905   42,209,653  54,862,687  39,890,673  17,609,530

Minimum
Adjusted                    18,800,000  24,500,000  17,800,000   7,900,000     14,800,000
Balance

Certificate
Minimum                                                         11,858,649
Balance

Ending OC
Amount as                                                                      28,249,346
Holdback
Amount

Ending OC
Amount as                                                                       5,096,723
Accelerated
Prin Pmts



Beginning            0.00         0.00        0.00        0.00       0.00            0.00
Net Charge
offs

Reversals            0.00         0.00        0.00        0.00       0.00            0.00

Charge offs          0.00         0.00        0.00        0.00       0.00            0.00

Ending Net           0.00         0.00        0.00        0.00       0.00            0.00
Charge Offs


Interest/YiELD $1.2816824   $4.1426340  $4.2093842  $4.3629477  $2.7159161
Paid per $1000

Principal      $6.5902920  $20.7851621 $20.7850996 $20.7851444 $12.2809231
Paid per $1000

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Series 1996-2  Owner Trust Calculations
Due Period                                         February 2000
Payment Date                                        Mar 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       10,066,536.32
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          83,622.80

Series Participation Interest Monthly Interest      2,344,225.78

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,017,655.82
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           216,411.20
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           285,817.19
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             215,398.73
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        100,179.28
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,149,069.02
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,085,816.87
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,411,308.26
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,026,162.58
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       452,994.13
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           941,185.46
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            83,622.80
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

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Remaining Amounts to Holder of Designated             425,140.76
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       941,185.46
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           83,622.80
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       857,562.66
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,529.94

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